UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

SomaLogic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	85-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(303) 625-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLGC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	SLGCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2023, SomaLogic, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that, on March 28, 2023, the Board of Directors of the Company (the “Board”) had appointed Jason Ryan, Tom Carey, Kathy Hibbs, and Tycho Peterson to serve as members of the Board. At the time of the Original 8-K, the Board had not determined the committees to which the new members would be appointed. The disclosure contained in Item 5.02 of the Original Form 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Current Report on Form 8-K/A.

On April 18, 2023, effective immediately, the Board made the following committee appointments:

●	Ms. Hibbs and Messrs. Ryan and Peterson were appointed as members of the Audit Committee.
●	Mr. Carey was appointed as a member of the Compensation Committee.
●	Mr. Carey was appointed as a member and chair of the Nominating and Corporate Governance Committee, and Ms. Hibbs was appointed as a member of the Nominating and Corporate Governance Committee.

Ms. Hibbs and Messrs. Carey, Peterson, and Ryan will be compensated for each director’s applicable appointments pursuant to the compensation program for non-employee directors, as presently described under “Non-Employee Director Compensation” in the Company’s proxy statement dated April 25, 2022 for its 2022 annual meeting of stockholders.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SomaLogic, Inc. (Registrant)

By:	/s/ Ruben Gutierrez
Name:	Ruben Gutierrez
Title:	General Counsel

April 21, 2023

2